UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

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FUNDVANTAGE TRUST
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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FUNDVANTAGE TRUST
301 Bellevue Parkway
Wilmington, DE 19809

November 10, 2016

SPECIAL MEETING OF SHAREHOLDERS OF
EIC VALUE FUND
TO BE HELD ON JANUARY 11, 2017

Dear Shareholder:

A special meeting of shareholders (the "Meeting") of the EIC Value Fund of FundVantage Trust (the "Trust"), will be held at the offices of BNY Mellon Investment Servicing (US) Inc. ("BNY Mellon Investment Servicing"), 301 Bellevue Parkway, Wilmington, DE 19809, on January 11, 2017 at 10:00 a.m. Eastern time. The purpose of the Meeting is set forth in the Notice of Special Meeting of Shareholders following this letter. Included with this letter are the Notice, a Proxy statement and a proxy card.

We look forward to your attendance at the Meeting, or to receiving your proxy card so that your shares may be voted at the Meeting. To vote, simply fill out the enclosed proxy card – be sure to sign, date and return it to us in the enclosed postage paid envelope. You also have the opportunity to provide voting instructions via telephone or the Internet. To vote by telephone please call the toll-free number located on your proxy card. To vote by using the Internet, please use the link located on your proxy card and follow the on-screen instructions.

Your vote is very important to us. Accordingly, a representative of the Trust or BNY Mellon Investment Servicing may contact you to remind you of the voting deadline.

Thank you for your response and for your continued investment with the Trust and the Fund.

Sincerely,

Joel L. Weiss
President
FundVantage Trust

EIC VALUE FUND
of
FundVantage Trust
301 Bellevue Parkway
Wilmington, DE 19809

We encourage you to read the full text of the enclosed Proxy Statement. For your convenience we also have provided answers to frequently asked questions relating to, and a brief summary of, the proposal to be voted on by shareholders at the special meeting of shareholders to be held on January 11, 2017 (the "Meeting"). By its very nature, the following "Frequently Asked Questions" section is a summary and is not intended to be as detailed as the discussion found later in the proxy materials. For that reason, the information in this section is qualified in its entirety by reference to the enclosed proxy statement to shareholders ("Proxy Statement").

FREQUENTLY ASKED QUESTIONS

Q.  What are shareholders being asked to vote upon?

A.  At the Meeting scheduled for January 11, 2017, you will be asked to approve a new investment advisory agreement between the Trust, on behalf of the EIC Value Fund, and Equity Investment Corporation, the investment adviser to the Fund ("New Agreement").

Q.  Why am I being asked to vote on a proposed New Agreement?

A.  On September 30, 2016, the Fund's investment adviser, Equity Investment Corporation (the "Predecessor Firm"), completed a transaction (the "Transaction") that resulted in a change of ownership and restructuring of its advisory business into a new corporate entity with the same name (the "New Firm" or "EIC"). Because consummation of the Transaction constituted a change in control (the "Change of Control") of the Predecessor Firm's advisory business with respect to the Fund, under the Investment Company Act of 1940, as amended (the "1940 Act"), the Transaction resulted in the assignment and automatic termination of the investment advisory agreement between the Trust, on behalf of the Fund, and the Predecessor Firm, dated April 21, 2011 ("Prior Agreement").

At an in-person meeting held on September 28-29, 2016, the Board of Trustees of the Trust ("Board") unanimously approved the New Agreement under which EIC will serve as investment adviser to the Fund, subject to its approval by the Fund's shareholders. The 1940 Act, which regulates investment companies such as the Fund, requires a shareholder vote to approve the advisory agreement with an investment company's investment adviser. The New Agreement will take effect immediately upon the approval of shareholders.

Other than the time periods covered by the agreements, the New Agreement is identical to the Prior Agreement in all material aspects, except that the Fund's advisory fee rate will be changed from a flat annual fee of 0.75% (75 basis points) of the Fund's average daily net assets to a tiered fee schedule that includes breakpoint fee rate reductions as asset levels increase. Such change will not increase the Fund's advisory fee rate. Under the New Agreement, EIC would be entitled to receive an investment advisory fee, which is accrued daily and payable monthly at a tiered annual rate, based upon the Fund's average daily net assets, as follows:

•  75 basis points (0.75%) on the first $500 million;

•  65 basis points (0.65%) on the next $500 million; and

•  50 basis points (0.50%) on amounts greater than $1 billion.

Q.  Who will manage the Fund prior to the approval of the proposed New Agreement?

A.  In order for EIC to provide uninterrupted services to the Fund, the Board also approved an interim agreement between the Fund and EIC ("Interim Agreement") at the in-person meeting held on September 28-29, 2016. During the period between the termination of the Prior Agreement and the approval of the New Agreement by shareholders, EIC will continue to provide investment advisory services to the Fund pursuant to the Interim Agreement. The Interim Agreement, which was executed on September 30, 2016, is identical to the Prior Agreement in all material respects except that (i) the Interim Agreement has a maximum term of 150 days, and (ii) the Trustees or a majority of the Fund's outstanding shares may terminate the Interim Agreement at any time, without penalty, on not less than 10 days' written notice; and (iii) the compensation earned by EIC under the Interim Agreement will be held in an escrow account with the Fund's custodian or bank until shareholders approve the New Agreement, after which the amount in the escrow account plus any interest will be paid to EIC. If shareholders do not approve the New Agreement within 150 days, EIC will be paid, out of the escrow account, the lesser of: (1) any costs incurred in performing under the Interim Agreement (plus interest earned on that amount while in escrow); or (2) the total amount in the escrow account (plus interest earned). The New Agreement will replace the Interim Agreement upon approval by shareholders.

Q.  How does the Change of Control affect me?

A.  The Change of Control is not expected to have an impact on the services received by the Fund, the operations of EIC or the fees payable by the Fund to EIC.

Q.  What happens if the proposed New Agreement is not approved?

A.  If the shareholders of the Fund do not approve the New Agreement, the Board of Trustees will take such further action as it deems necessary and in the best interests of the shareholders of the Fund.

Q.  How does the Fund's Board of Trustees recommend that I vote?

A.  After careful consideration, the Board recommends that you vote FOR the proposal on the enclosed proxy card.

Q.  What vote is required to approve the proposal?

A.  The New Agreement must be approved by a "vote of a majority of the outstanding voting securities" of the Fund. The "vote of a majority of the outstanding voting securities" is defined in the 1940 Act as the lesser of the vote of (i) 67% or more of the voting securities of the Fund entitled to vote thereon present at the Meeting or represented by proxy, if more than 50% of the Fund's outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of the Fund entitled to vote thereon.

Q.  How do I place my vote?

A.  You may provide the Fund with your vote by mail with the enclosed proxy card, by telephone using the toll-free number listed on your proxy card, by using the Internet, or in person at the Meeting. You may use the enclosed postage-paid envelope to mail your proxy card. Please follow the enclosed instructions to utilize any of these voting methods. If you need more information on how to vote, or if you have any questions, please call the Fund's proxy solicitation agent at the telephone number below.

Q.  Whom do I call for more information?

A.  Should shareholders require additional information regarding the proxy or replacement proxy card, they may contact D.F. King & Co., Inc. the Fund's proxy solicitor, at 1-888-605-1958.

YOUR VOTE IS IMPORTANT. THANK YOU FOR PROMPTLY RECORDING YOUR VOTE.

FUNDVANTAGE TRUST
NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF
EIC VALUE FUND
TO BE HELD ON
JANUARY 11, 2017

Important Notice Regarding the Availability of Proxy Materials for the Meeting to Be Held on January 11, 2017. The proxy statement and the Fund's annual report are available at www.proxyonline.com/docs/eicvalue.pdf or by calling D.F. King & Co., the Fund's proxy solicitor, at 1-800-848-3374. The Fund's annual report is also available on the Fund's website at www.EICValue.com.

Notice is hereby given that a special meeting of shareholders (the "Meeting") of EIC Value Fund (the "Fund"), a series of FundVantage Trust (the "Trust"), will be held on January 11, 2017 at 10:00 a.m., Eastern Time, at the offices of BNY Mellon Investment Servicing (US) Inc., 301 Bellevue Parkway, Wilmington, DE 19809, for the following purposes:

1.  To approve a new investment advisory agreement between the Trust, on behalf of the Fund, and Equity Investment Corporation (formerly, Equity Investment Corporation Acquisition, Inc.) ("EIC"), the investment adviser to the Fund ("New Agreement").

2.  To approve the retention of fees paid by the Fund to EIC for its investment advisory services to the Fund from September 30, 2016 until the New Agreement is approved by shareholders.

Shareholders of record on November 3, 2016, are entitled to receive notice of and to vote at the Meeting and any adjournment(s) thereof. In the event that the necessary quorum to transact business or the vote required to approve a proposal or proposals is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting, in accordance with applicable law, to permit further solicitation of proxies with respect to such proposal or proposals. Any such adjournment as to a matter will require the affirmative vote of the holders of a majority of the shares of beneficial interest ("Shares") of the Fund present in person or by proxy at the Meeting or an adjournment thereof.

The persons named as proxies will vote "FOR" adjournment those proxies which they are entitled to vote in favor of a proposal and will vote "AGAINST" adjournment those proxies to be voted against a proposal.

The above proposal is discussed in detail in the Proxy Statement attached to this notice. Each shareholder is invited to attend the Meeting in person. Whether or not you are able to attend the Meeting, we urge you to vote your shares so that the Meeting can be held without additional expense and a maximum number of Shares may be voted. You may vote your shares by using the Internet, by telephone, or by completing the enclosed proxy card and returning by mail in the enclosed postage paid envelope. Voting your shares by using the Internet, by telephone, or by returning the proxy card does not affect your right to vote in person, should you decide to attend the Meeting.

Your vote is important to us. Thank you for taking the time to consider this proposal.

By Order of the Board of Trustees of FundVantage Trust,

Joel L. Weiss
President
FundVantage Trust

November 10, 2016

IMPORTANT

We urge you to vote as promptly as possible by using the Internet, by telephone, or by completing the enclosed proxy card and returning it in the enclosed addressed envelope, which requires no postage. Your prompt response may save the necessity of further solicitations. If you wish to attend the Meeting and vote your Shares in person at that time, you will still be able to do so. If you need directions to the Meeting location, please contact the Fund at (855) 430-6487.

FUNDVANTAGE TRUST
301 BELLEVUE PARKWAY
WILMINGTON, DE 19809

PROXY STATEMENT

DATED NOVEMBER 10, 2016

FOR THE SPECIAL MEETING OF SHAREHOLDERS

OF

EIC VALUE FUND

TO BE HELD ON JANUARY 11, 2017

This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Trustees (the "Board") of FundVantage Trust (the "Trust"), on behalf of EIC Value Fund (the "Fund"), a series of the Trust, for use at the special meeting of shareholders of the Fund to be held on January 11, 2017 at 10:00 a.m. (Eastern Time), at the offices of BNY Mellon Investment Servicing (US) Inc. ("BNY Mellon Investment Servicing"), 301 Bellevue Parkway, Wilmington, DE 19809, and at any adjournments or postponements thereof (the "Meeting"). The Proxy Statement, the Notice of the Special Meeting of Shareholders and proxy card were first mailed to shareholders of the Fund on or about November 10, 2016.

PURPOSE OF MEETING

The Meeting is being called in order to ask shareholders of the Fund to consider and vote on the following proposal (the "Proposal").

Proposal 1: To approve a new investment advisory agreement between the Trust, on behalf of the Fund, and Equity Investment Corporation ("EIC"), the investment adviser to the Fund ("New Agreement").

The persons named in the accompanying proxy will vote the number of shares of beneficial interest ("Shares") of the Fund represented by such proxy as directed or, in the absence of such direction, FOR the Proposal.

Shareholders of record of the Fund as of the close of business on November 3, 2016 (the "Record Date") are entitled to attend and to vote at the Meeting. As of the Record Date, the Fund has 21,972,053.986 shares issued and outstanding. Shareholders are entitled to one vote for each share held and, each fractional share is entitled to a proportionate fractional vote, with no Shares having cumulative voting rights. Photographic identification will be required for admission to the Meeting.

Only one copy of this Proxy Statement will be mailed to households, even if more than one person in a household is a member of record. If you need additional copies of this Proxy Statement, please contact D.F. King & Co., Inc,the Fund's proxy solicitor, at 800-848-3374. If you do not want the mailing of this Proxy Statement to be combined with those for other members of your household, contact the Fund in writing at EIC Value Fund, 4400 Computer Drive, Westborough, MA 01581-1722 or calling the Fund at (855) 430-6487.

A copy of the most recent annual report for the Fund is available, without charge, at www.EICValue.com, or upon request by writing to the EIC Value Fund, FundVantage Trust, c/o BNY Mellon Investment Servicing, P.O. Box 9829, Providence, RI 02940-8029 or by calling (855) 430-6487.

PROPOSAL 1: TO APPROVE A NEW INVESTMENT ADVISORY AGREEMENT BETWEEN THE TRUST, ON BEHALF OF THE FUND, AND EQUITY INVESTMENT CORPORATION

Introduction:

The Board is requesting that the shareholders of the EIC Value Fund (the "Fund") approve a new investment advisory agreement between the Trust, on behalf of the Fund, and Equity Investment Corporation ("EIC") ("New Agreement"). The New Agreement will not increase advisory fees payable by the Fund to EIC. Your approval of the New Agreement will change the rate at which the Fund pays advisory fees to EIC from a flat annual fee to a tiered fee schedule that includes breakpoint fee rate reductions as asset levels increase. The Board of Trustees unanimously recommends that shareholders vote to approve the New Agreement.

Background:

On September 30, 2016, the Fund's investment adviser, Equity Investment Corporation (the "Predecessor Firm"), completed a transaction (the "Transaction") that resulted in a change of ownership and restructuring of its advisory business into a new corporate entity with the same name (the "New Firm" or "EIC"). Under the terms of the Transaction, the New Firm purchased substantially all of the assets of the Predecessor Firm. Upon consummation of the Transaction, W. Andrew Bruner, R. Terrence Irrgang and Ian T. Zabor – each a member of the Fund's portfolio management team at EIC, and formerly at the Predecessor Firm – acquired substantially all of the assets of the Predecessor Firm from James Barksdale, the founder of the Predecessor Firm, and a portfolio manager of the Fund since its inception in 2011. As a result of the Transaction, control of the advisory business with respect to the Fund is changing from Mr. Barksdale, who majority-owns and controls the Predecessor Firm, to Messrs. Bruner, Irrgang and Zabor, each of whom owns one-third of the New Firm. EIC employs substantially all of the existing staff of the Predecessor Firm. It is expected that Messrs. Bruner, Irrgang and Zabor will continue to serve as the Fund's portfolio managers. Effective as of September 30, 2016, Mr. Barksdale is no longer a member of the portfolio management team that is jointly and primarily responsible for the day-to-day management of the Fund. It is expected that Mr. Barksdale will serve as Chairman of EIC through September 30, 2019 and will be available as a resource to the Fund's portfolio managers.

Because consummation of the Transaction constituted a change in control (the "Change of Control") of the Predecessor Firm's advisory business with respect to the Fund, under the Investment Company Act of 1940, as amended (the "1940 Act"), the Transaction resulted in the assignment and automatic termination of the investment advisory agreement between the Trust, on behalf of the Fund, and the Predecessor Firm, dated April 21, 2011 ("Prior Agreement"). Consequently, the

Trustees are requesting that shareholders approve the New Agreement to enable EIC to continue serving as investment adviser to the Fund. The Prior Agreement was last approved by shareholders immediately prior to the Fund's commencement.

In order for EIC to provide uninterrupted services to the Fund, the Board approved an interim agreement between the Fund and EIC ("Interim Agreement") at the in-person meeting held on September 28-29, 2016. During the period between the termination of the Prior Agreement and the approval of the New Agreement by shareholders, EIC will continue to provide investment advisory services to the Fund pursuant to the Interim Agreement, which was executed on September 30, 2016. The New Agreement will replace the Interim Agreement upon approval by shareholders.

At the in-person meeting held on September 28-29, 2016, the Board also approved the New Agreement, subject to shareholder approval. A discussion of the basis for the Board's approval of the New Agreement is included below in the section entitled "Board Consideration in Approving the Interim Agreement and New Agreement." Approval of the New Agreement will not raise the fees paid by the Fund or the Fund's shareholders. The New Agreement is identical in all material respects to the Prior Agreement, except that the date of its execution, effectiveness, and termination are changed and the Fund's advisory fee rate will be changed from a flat annual fee of 0.75% (75 basis points) of the Fund's average daily net assets to a tiered fee schedule that includes breakpoint fee rate reductions as asset levels increase, which is discussed below in the section entitled "Comparison of the Prior Agreement, Interim Agreement and New Agreement." The effective date of the New Agreement will be the date shareholders of the Fund approve the New Agreement.

COMPARISON OF THE PRIOR AGREEMENT, INTERIM AGREEMENT AND NEW AGREEMENT

Other than the time periods covered by the agreements, the New Agreement is identical to the Prior Agreement in all material aspects, except that the Fund's advisory fee rate will be changed from a flat annual fee of 0.75% (75 basis points) of the Fund's average daily net assets to a tiered fee schedule that includes breakpoint fee rate reductions as asset levels increase. Under the New Agreement, EIC would be entitled to receive an investment advisory fee, which is accrued daily and payable monthly at a tiered annual rate, based upon the Fund's average daily net assets, as follows:

•  75 basis points (0.75%) on the first $500 million;

•  65 basis points (0.65%) on the next $500 million; and

•  50 basis points (0.50%) on amounts greater than $1 billion.

The Interim Agreement, which was executed on September 30, 2016, is identical to the Prior Agreement in all material respects except that (i) the Interim Agreement has a maximum term of 150 days, and (ii) the Trustees or a majority of the Fund's outstanding shares may terminate the Interim Agreement at any time, without penalty, on not less than 10 days' written notice; and (iii) the compensation earned by EIC under the Interim Agreement will be held in an escrow account until shareholders approve the New Agreement, after which the amount in the escrow account plus any interest will be paid to EIC. If shareholders do not approve the New Agreement, EIC will be paid, out of the escrow account, the lesser of: (1) any costs incurred in performing under the Interim Agreement (plus interest earned on that amount while in escrow); or (2) the total amount in the escrow account (plus interest earned). The New Agreement will replace the Interim Agreement upon approval by shareholders.

SUMMARY OF THE NEW AGREEMENT

A description of the New Agreement is set forth below and is qualified in its entirety by reference to Exhibit A.

General. Subject to the supervision of the Board of Trustees, EIC will continue to manage the Fund in accordance with the Fund's investment objective, restrictions and policies as stated in its Prospectus and SAI. EIC will (i) provide a continuous investment program for the Fund, including investment research and management with respect to all securities, investments, cash and cash equivalents in the Fund, (ii) determine from time to time which securities and other investments will be purchased, retained, or sold for the Fund, and (iii) place from time to time the orders for all purchases and sales made for the Fund.

Compensation. For services rendered, the Fund will pay EIC an investment advisory fee, which is accrued daily and payable monthly at a tiered annual rate, based upon the Fund's average daily net assets, as follows:

•  75 basis points (0.75%) on the first $500 million;

•  65 basis points (0.65%) on the next $500 million; and

•  50 basis points (0.50%) on amounts greater than $1 billion.

Brokerage. Subject to EIC's obligation to obtain best price and execution, EIC has full discretion to select brokers or dealers to effect the purchase and sale of securities on behalf of the Fund. When EIC places orders for the purchase or sale of securities for the Fund, in selecting brokers or dealers to execute such orders, EIC is expressly authorized to consider the fact that a broker or dealer has furnished statistical, research or other information or services for the benefit of the Fund directly or indirectly. EIC is authorized to cause the Fund to pay brokerage commissions which may be in excess of the lowest rates available to brokers who execute transactions for the Fund or who otherwise provide brokerage and research services utilized by EIC, provided that EIC determines in good faith that the amount of each such commission paid to a broker is reasonable in relation to the value of the brokerage and research services provided by such broker viewed in terms of either the particular transaction to which the commission relates or EIC's overall responsibilities with respect to accounts as to which EIC exercises investment discretion.

Liability. EIC shall not be liable for any loss suffered by the Trust in connection with the matters to which the New Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of EIC in the performance of its duties or from reckless disregard by it of its obligations and duties under the New Agreement ("disabling conduct"). The Fund will indemnify EIC against and hold it harmless from any and all losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses) resulting from any claim, demand, action or suit not resulting from disabling conduct by EIC.

Term. The New Agreement is expected to remain in effect from the date it is approved by shareholders for an initial two-year term. Thereafter, if not terminated, the New Agreement shall continue for successive annual periods, provided such continuance is specifically approved at least annually (a) by the vote of a majority of those members of the Board of Trustees who are not parties to the New Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund.

Amendment. The New Agreement may be amended by an instrument in writing signed by the party against which enforcement of the change, discharge or termination is sought, and no amendment of the New Agreement affecting the Fund shall be effective, to the extent required by the 1940 Act, until shareholders of the Fund approve such amendment in the manner required by the 1940 Act and the rules thereunder, subject to any applicable orders of exemption issued by the SEC.

Termination. Under the terms of the New Agreement, the New Agreement may be terminated at any time, without the payment of any penalty, by the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund, on 60 days prior written notice to EIC, or by EIC at any time, without payment of any penalty, on 90 days prior written notice to the Trust. The New Agreement will immediately terminate in the event of its assignment.

COMPENSATION

The Fund's advisory fee rate will not increase under the New Agreement. Under the Prior Agreement the Fund's advisory fee rate was a flat annual fee of 0.75% of the Fund's average daily net assets. Under the New Agreement, for services rendered, the Fund will pay EIC an investment advisory fee, which is accrued daily and payable monthly, a tiered annual rate, based upon the Fund's average daily net assets, as follows:

•  75 basis points (0.75%) on the first $500 million;

•  65 basis points (0.65%) on the next $500 million; and

•  50 basis points (0.50%) on amounts greater than $1 billion.

EIC has contractually agreed to waive or otherwise reduce its annual compensation received from the Fund to the extent necessary to ensure that the Fund's total annual operating expenses, excluding taxes, any class-specific fees and expenses (such as Rule 12b-1 distribution fees or shareholder service fees), "Acquired Fund" fees and expenses," interest, extraordinary items and brokerage commissions, do not exceed 1.00% of average daily net assets of the Fund (the "Expense Limitation"). The Expense Limitation will remain in place until August 31, 2017, unless the Board approves its earlier termination. Subject to approval by the Board, EIC may recoup any expenses or fees it has reimbursed within a three-year period from the year in which EIC reduced its compensation and/or assumed expenses of the Fund. EIC is permitted to seek reimbursement from the Fund, subject to certain limitations, for fees it waived and Fund expenses it paid to the extent the total annual fund operating expenses do not exceed the limits described above or any lesser limits in effect at the time of reimbursement. No recoupment will occur unless the Fund's expenses are below the Expense Limitation amount. EIC has no present intention to alter the expense limitations and reimbursements currently in effect for the Fund. The following table sets forth the aggregate fees paid to EIC by the Fund for services rendered during the fiscal years ended April 30, 2016.

For the Fiscal Year Ended April 30, 2016

Gross Advisory Fees Earned	Advisory Fees Recouped	Net Advisory Fees
$2,347,585	$109,578	$2,457,163

INFORMATION ABOUT EIC

EIC is a registered investment adviser located at 3007 Piedmont Road, NE, Atlanta, GA 30305. In addition to serving as the investment adviser to the Fund, EIC provides portfolio management services to individuals, institutions, corporate retirement plans, other pooled investment vehicles, and offshore funds. As of September 30, 2016, EIC managed or advised $3.1 billion for clients, with $2 billion in assets under management and $1.1 billion in assets under advisement. As discussed under the "Background" section above, the Predecessor Firm completed a Transaction on September 30, 2016 that resulted in a change of ownership and restructuring of its advisory business into a new corporate entity with the same name, which is referred to herein as the New Firm or EIC. Under the terms of the

Transaction, the New Firm purchased substantially all of the assets of the Predecessor Firm. Upon consummation of the Transaction, W. Andrew Bruner, R. Terrence Irrgang and Ian T. Zabor – each a member of the Fund's portfolio management team at EIC, and formerly at the Predecessor Firm – acquired substantially all of the assets of the Predecessor Firm from James Barksdale, the founder of the Predecessor Firm, and a portfolio manager of the Fund since its inception in 2011. As a result of the Transaction, control of the advisory business with respect to the Fund changed from Mr. Barksdale, who majority-owns and controls the Predecessor Firm, to Messrs. Bruner, Irrgang and Zabor, each of whom owns one-third of the New Firm. EIC employs substantially all of the existing staff of the Predecessor Firm. Messrs. Bruner, Irrgang and Zabor collectively have over 40 years of providing investment management services to clients at the Predecessor Firm.

Set forth below are the names of the principal executive officers and directors of EIC and their principal occupations. The address of each person in the table below is 3007 Piedmont Road, NE, Atlanta, GA 30305.

Name	Positions with the Adviser/Principal Occupation
R. Terrence Irrgang	Principal and Portfolio Manager
W. Andrew Bruner	Principal and Director of Research
Ian T. Zabor	Principal and Portfolio Manager
Barbara J. Trivedi	Chief Compliance Officer

EIC does not act as an investment adviser or sub-adviser to any other mutual funds with an investment objective similar to the Fund. None of the Trustees or officers of the Fund is an officer, employee, director, general partner or shareholder of EIC, or any control person of EIC.

BROKERAGE ALLOCATION AND OTHER PRACTICES

The Adviser is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to execute the Fund's portfolio transactions, and the negotiation of brokerage commissions. The cost of portfolio securities transactions of the Fund primarily consists of dealer or underwriter spreads and brokerage commissions. Purchases and sales of securities on a securities exchange are effected through brokers who charge a negotiated commission for their services. Increasingly, securities traded over-the-counter also involve the payment of negotiated brokerage commissions. In the over-the-counter market, most securities have historically traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of a security usually includes a profit to the dealer.

In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

Orders may be directed to any broker or dealer, including, to the extent and manner permitted by applicable law, affiliated persons of the Adviser. The Adviser has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities of the Fund. Where possible, the Adviser deals directly with the dealers who make a market in the securities involved except in those circumstances where better execution are available elsewhere.

It is the objective of the Adviser to obtain the best results in conducting portfolio transactions for the Fund, taking into account such factors as price (including the applicable dealer-spread or commission), the size, type and difficulty of the transaction involved, the firm's general execution and operations facilities and the firm's risk in positioning the securities involved. While reasonable competitive spreads or commissions are sought, the Fund will not necessarily be paying the lowest spread or commission available. Subject to obtaining the best net results, dealers who provide supplemental investment research (such as quantitative and modeling information assessments and statistical data and provide other similar services) to the Adviser may receive orders for transactions by the Fund. Information so received will be in addition to and not in lieu of the services required to be performed by the Adviser under the Investment Advisory Agreement and the expense of the Adviser will not necessarily be reduced as a result of the receipt of such supplemental information. Supplemental investment research obtained from such dealers may be used by the Adviser in servicing all of its accounts and such research may or may not be useful to the Adviser in connection with the Fund. In addition, as permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended, the Adviser may pay a broker-dealer that provides brokerage and research services an amount of commission for effecting a securities transaction for the Fund in excess of the commission that another broker-dealer would have charged for effecting that transaction if the amount is believed by the Adviser to be reasonable in relation to the value of the overall quality of the brokerage and research services provided. Such research and investment services are those which brokerage houses customarily provide to institutional investors and include research reports on particular industries and companies; economic surveys and analyses; recommendations as to specific securities; research products including quotation equipment and computer related programs; advice concerning the value of securities, the advisability of investing in, purchasing or selling securities and the availability of securities or the purchasers or sellers of securities; analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and performance of accounts; services relating to effecting securities transactions and functions incidental thereto (such as clearance and settlement); and other lawful and appropriate assistance to the Adviser in the performance of its decision-making responsibilities. Other clients of the Adviser may indirectly benefit from the provision of these services to the Adviser, and the

Fund may indirectly benefit from services provided to the Adviser as a result of transactions for other clients.

Under the 1940 Act, except as permitted by exemptive order or rule, persons affiliated with the Fund are prohibited from dealing with the Fund as principal in the purchase and sale of securities. However, affiliated persons of the Fund may serve as its brokers in certain over-the-counter transactions conducted on an agency basis.

Securities held by the Fund may also be held by, or be appropriate investments for, other funds or investment advisory clients for which the Adviser or its affiliates act as an adviser. Because of different investment objectives or other factors, a particular security may be bought for an advisory client when other clients are selling the same security. If purchases or sales of securities by the Adviser for the Fund as well as its other customers (including any other fund or other investment company or advisory account for which the Adviser acts as investment adviser or sub-adviser) arise for consideration at or about the same time, transactions in such securities will be made, insofar as are feasible, for the respective funds and clients in a manner deemed equitable to all. Transactions effected by the Adviser (or its affiliates) on behalf of more than one of its clients during the same period may increase the demand for securities being purchased or the supply of securities being sold, causing an adverse effect on price. On occasions when the Adviser deems the purchase or sale of a security to be in the best interest of the Fund as well as its other customers the Adviser, to the extent permitted by applicable laws and regulations, may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for such other customers in order to obtain the best net price and most favorable execution under the circumstances. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Adviser in the manner it considers to be equitable and consistent with its fiduciary obligations to the Fund and such other customers. In some instances, this procedure may adversely affect the price and size of the position obtainable for the Fund.

The table below sets forth the brokerage commissions paid by the Fund for the fiscal years ended April 30, 2014, April 30, 2015 and April 30, 2016:

	Fiscal Year Ended April 30, 2016	Fiscal Year Ended April 30, 2015	Fiscal Year Ended April 30, 2014
Brokerage Commissions Paid by the Fund	$117,281	$80,235	$53,763

For the fiscal years ended April 30, 2014, 2015 and 2016, the Fund did not pay any brokerage commissions to an affiliate of the Trust.

The Fund may at times invest in securities of its regular broker-dealer or a parent of its regular broker-dealers. The Fund held securities of the following broker-dealers, which were its regular broker-dealers as of April 30, 2016:

Issuer	Value of Fund's Aggregate Holdings of Issuer
Wells Fargo & Co.	$9,076,368

BOARD CONSIDERATION IN APPROVING THE INTERIM AGREEMENT AND NEW AGREEMENT

Before considering the Interim Agreement and New Agreement, the Board, including the Trustees who are not "interested persons" within the meaning of Section 2(a)(19) of the 1940 Act (the "Independent Trustees"), requested information about the Transaction and the resultant Change of Control. In determining whether to approve the Interim Agreement and New Agreement, the Trustees considered information provided by EIC in conjunction with the September 28-29, 2016 in-person meeting of the Board of Trustees. At the in-person meeting, the Board, including a majority of the Independent Trustees, unanimously approved the Interim Agreement and New Agreement. In determining whether to approve the Interim Agreement and New Agreement, the Trustees considered information provided by EIC in accordance with Section 15(c) of the 1940 Act. The Trustees considered information that EIC provided regarding (i) the services performed for the Fund, (ii) the size and qualifications of EIC's portfolio management staff, (iii) any potential or actual material conflicts of interest which may arise in connection with a portfolio manager's management of the Fund, (iv) investment performance, (v) the capitalization and financial condition of EIC, (vi) brokerage selection procedures (including soft dollar arrangements, if any), (vii) the procedures for allocating investment opportunities between the Fund and other clients, (viii) results of any regulatory examination, including any recommendations or deficiencies noted, (ix) any litigation, investigation or administrative proceeding which may have a material impact on EIC's ability to service the Fund, (x) compliance with the Fund's investment objective, policies and practices (including codes of ethics and proxy voting policies), federal securities laws and other regulatory requirements, and (xi) the Transaction and the impact of the resulting Change of Control on the services provided by EIC. The Trustees noted the reports provided at Board meetings throughout the year covering matters such as the relative performance of the Fund; compliance with the investment objective, policies, strategies and limitations for the Fund; the compliance of management personnel with the applicable code of ethics; and the adherence to fair value pricing procedures as established by the Board. The Trustees also noted that they had previously received and reviewed a memorandum from legal counsel regarding the legal standard applicable to their review of the Agreements.

At the in-person meeting, representatives from EIC joined the meeting and discussed the Transaction and the Change of Control, including the background of and reasons for the Change of Control. They also discussed EIC's history, performance, investment strategy, and compliance program in connection with the proposed New Agreement. Representatives of EIC responded to questions from the Board. The Board members also inquired about the plans for, and the new roles and responsibilities of, certain employees and officers of EIC as a result of the Change of Control. In connection with the Trustees' review of the Interim Agreement and New Agreement, the representatives from EIC emphasized that: (i) it expected that there will be no adverse changes as a result of the Change of Control in the nature, quality, or extent of services currently provided to the Fund and its shareholders, including investment management, distribution, or other shareholder services; (ii) no material adverse effects on EIC's financial condition; (iii) no material changes in personnel or operations are contemplated; and (iv) EIC has no present intention to alter the expense limitations and reimbursements currently in effect for the Fund.

In addition to the information provided by EIC as described above, the Trustees also considered all other factors they believed to be relevant to evaluating the Interim Agreement and New Agreement, including the specific matters discussed below. In their deliberations, the Trustees did not identify any particular information that was controlling, and different Trustees may have attributed different weights to the various factors. However, the Trustees determined that the overall arrangements between the Fund and EIC, as provided in the Interim Agreement and New Agreement, including the proposed advisory fees, are fair and reasonable in light of the services to be performed, expenses incurred and such other matters as the Trustees considered relevant. Factors evaluated included: (i) other than the time periods covered by the agreements, the New Agreement is identical to the Prior Agreement in all material aspects, except that the Fund's advisory fee rate will be changed from a flat annual fee of 0.75% (75 basis points) of the Fund's average daily net assets to a tiered fee schedule that includes breakpoint fee rate reductions as asset levels increase; (ii) the Board's full annual review of the Prior Agreement at the in-person meeting on December 2-3, 2015 as required by the 1940 Act and their determination at that time that (a) EIC had the capabilities, resources, and personnel necessary to provide the satisfactory advisory services currently provided to the Fund and (b) the advisory fees paid by the Fund, taking into account any applicable fee limitations, represent reasonable compensation to EIC in light of the services provided, the costs to EIC of providing those services, economies of scale, and the fees and other expenses paid by similar funds and such other matters that the Board considered relevant in the exercise of their reasonable judgment; and (iii) the operations of EIC are not currently expected to change as a result of the Change of Control. Certain of these considerations are discussed in more detail below.

In making their decision relating to the approval of the Interim Agreement and New Agreement, the Trustees gave attention to the information furnished. The following discussion, however, identifies the primary factors taken into account by the Trustees and the conclusions reached in approving the Interim Agreement and New Agreement.

Nature, Extent, and Quality of Services. The Trustees considered the services historically provided by EIC to the Fund and its shareholders. In reviewing the nature, extent, and quality of services, the Board considered that the Interim Agreement and New Agreement will be substantially similar to the Prior Agreement, and they therefore considered the many reports furnished to them during the year at regular Board meetings covering matters such as the relative performance of the Fund; compliance with the investment objectives, policies, strategies, and limitations for the Fund; the compliance of management personnel with the applicable code of ethics; and the adherence to fair value pricing procedures as established by the Board. The Trustees considered EIC's personnel and the depth of EIC's personnel who possess the experience to provide investment management services to the Fund. Based on the information provided by EIC, including that no material changes are expected as a result of the Change of Control in EIC's personnel or operations, the Trustees concluded that (i) the nature, extent and quality of the services provided by EIC are appropriate and consistent with the terms of the Interim Agreement and New Agreement, (ii) that the quality of those services has been consistent with industry norms, (iii) the Fund is likely to benefit from the continued provision of those services, (iv) EIC has sufficient personnel, with the appropriate education and experience, to serve the Fund effectively and has demonstrated its continuing ability to attract and retain qualified personnel, and (v) the satisfactory nature, extent, and quality of services currently provided to the Fund and its shareholders is likely to continue under the Interim Agreement and New Agreement.

Investment Performance. The Board considered the overall investment performance of EIC and the Fund. Although the Trustees gave appropriate consideration to performance reports and discussions with portfolio managers at Board meetings throughout the year, the Trustees gave particular weight to their review of investment performance presented in connection with the approval of the Interim Agreement and New Agreement at the September 28-29, 2016 in-person meeting and the annual approval of the continuation of EIC's investment advisory agreement at the December 2-3, 2015 in-person meeting. The Trustees considered the investment performance for the Fund and EIC. The Trustees reviewed the historical performance charts for each of the Fund's share classes, as compared to the Russell 3000 Total Return Index, and the Lipper Large-Cap Value Fund category, the Fund's applicable Lipper peer group, for the calendar year-to-date, one-year, two-year, three-year, five year and since inception periods ended June 30, 2016. The Fund's Class A shares, Class C shares and Institutional Class shares, which had differing inception dates, outperformed the median of the Lipper

Large-Cap Value Fund category for the calendar year-to-date and one-year periods ended June 30, 2016, and the Institutional Class shares also outperformed for the two year period ended June 30 2016. The Class A shares, Class C shares and Institutional Class shares underperformed the median of the Lipper Large-Cap Value Fund category for the other periods presented. The Fund's Class A shares, Class C shares and Institutional Class shares underperformed the Russell 3000 Total Return Index for all periods ended June 30, 2016, with the exception of the one year returns for Class A and Institutional Class shares.

The Trustees also received performance information for the Fund's Institutional Class shares as compared to the Fund's comparable separately managed account composite (gross of fees), the portion of another mutual fund portfolio that is sub-advised by EIC in a similar manner (the "EIC Sub-Advised Portfolio"), and the Russell 3000 Value Index, for the one-year, three-year, five year and since inception periods ended July 31, 2016, as applicable. The Fund's Institutional Class shares underperformed the Russell 3000 Value Index for the one-year, three-year, five year and since inception periods ended July 31, 2016. The Fund's Institutional Class shares outperformed the Fund's separately managed account composite (gross of fees) for the one-year period ended July 31, 2016, and underperformed for the three-year, five year and since inception periods. With respect to the EIC Sub-Advised Portfolio, which does not have performance longer than one year, the Fund's Institutional Class shares underperformed the gross returns of the EIC Sub-Advised Portfolio for the one-year period ended July 31, 2016.The Trustees also considered EIC's commentary regarding the performance data and the various factors contributing to the Fund's shorter- and longer-term performance, as applicable. The Trustees took note of the various periods where the Fund underperformed its Lipper peer group and Russell 3000 Value Index. The Trustees noted that while absolute performance was positive for various periods ended June 30, 2016 and July 31, 2016, the Fund's relative performance lagged the Russell 3000 Value Index and the median of its Lipper peer group for certain measurement periods. The Trustees considered explanations provided by EIC regarding the various factors contributing to the relative underperformance of the Fund, including, among other things, differences in the Fund's investment strategies and portfolio construction in comparison to the peer funds included in its Lipper peer groups. The Board discussed with EIC the reasons behind such results for the Fund. The Trustees considered other factors that supported the continuation of the Advisory Agreement, including the following: (i) that EIC's investment decisions, such as security selection and sector allocation, contributing to such underperformance were consistent with the Fund's investment objective and policies; and (ii) that shorter-term or longer-term performance, as applicable, was competitive when compared to the performance of relevant peer groups or benchmarks. Taking note of EIC's discussion of (i) the various factors contributing to the Fund's performance and (ii) its continuing commitment to the Fund's current investment strategy, the Trustees concluded that the performance of the Fund was within an acceptable range of performance relative to other mutual funds with similar investment objectives, strategies and policies based on the information provided at the September 28-29, 2016 in-person meeting.

The Board also concluded that neither the Change of Control nor the Interim Agreement and New Agreement would likely have an adverse effect on the investment performance of the Fund because (i) EIC does not currently expect the Change of Control to cause any material change to the Fund's portfolio management team that is jointly and primarily responsible for investment performance (recognizing the fact that, as of September 30, 2016, Mr. Barksdale would no longer serve as a member of such portfolio management team), which the Board found to be satisfactory, and (ii) as discussed in more detail below, the Fund's expenses are not expected to increase as a result of the Change of Control. EIC reported at the meeting that it is expected that Mr. Barksdale will continue to serve as Chairman of EIC through September 30, 2019 and will be available as a resource to the Fund's portfolio managers.

Comparative Expenses. EIC had provided information regarding its advisory fees and an analysis of these fees in relation to the delivery of services to the Fund and any other ancillary benefit resulting from EIC's relationship with the Fund. The Trustees considered the fees that EIC charges to each comparable account and/or investment company advised by EIC, and evaluated the explanations provided by EIC as to differences in fees charged to the Fund and such accounts. The Trustees also reviewed a peer comparison of advisory fees and total expenses for the Fund versus other similarly managed funds. The Trustees noted that the gross advisory fee and net total expense ratio of the Fund's Institutional Class, Class A and Class C shares were all higher than the median of the gross advisory fees and net total expense ratios of funds with similar share classes in the Lipper Large-Cap Value Equity category with $500 million or less in assets. The Trustees concluded that the advisory fee and services provided by EIC are sufficiently consistent with those of other advisers which manage mutual funds with investment objectives, strategies and policies similar to those of the Fund based on the information provided at the in-person meeting. The Trustees considered whether the Change of Control would impact the services currently being provided to the Fund. Based on the information provided at the in-person meeting, the Trustees concluded that there would not be any material impact on the expenses of the Fund and services provided to the Fund as a result of the Change of Control.

Management Profitability. The Trustees considered the costs of the services provided by EIC, the compensation and benefits received by EIC in providing services to the Fund, as well as EIC's profitability. The Trustees were provided with EIC's most recent available financial information for EIC. The Trustees noted that EIC's level of profitability is an appropriate factor to consider, and the Trustees should be satisfied that EIC's profits are sufficient to continue as a healthy concern generally and as investment adviser of the Fund specifically. The Trustees concluded that EIC's contractual advisory fee level was reasonable in relation to the nature and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies. The Trustees also concluded that the overall expense ratio of the Fund was reasonable, taking into account the size of the Fund, the quality of services provided by EIC, the investment performance of the Fund and the expense limitations agreed to by EIC.

Economies of Scale. The Trustees considered the extent to which economies of scale would be realized relative to fee levels as the Fund grows, and whether the advisory fee levels reflect these economies of scale for the benefit of shareholders. The Trustees considered and determined that economies of scale for the benefit of Fund shareholders should be achieved as assets of the Fund increase as a result of "breakpoint" reductions in the advisory fee rate at specific asset levels which are reflected in the fee schedule of the New Agreement. In addition, the Trustees also considered the Adviser's efforts to grow the Fund's assets as economies of scale may be achieved due to the ability of the Fund to spread its fixed costs across a larger asset base.

Conclusion. After consideration of all the factors, taking into consideration the information presented at the in-person meetings and deliberating in executive session, the entire Board, including the Independent Trustees, unanimously approved the Interim Agreement and New Agreement. The Board concluded that the advisory fee rate under the Interim Agreement and New Agreement is reasonable in relation to the services provided and that execution of such agreement is in the best interests of the shareholders of the Fund. The Trustees also concluded that the advisory fees and total expense ratios are at acceptable levels in light of the quality of services provided to the Fund and in comparison to those of the Fund's respective peer groups; that the advisory fee schedule would not be increased for the Fund and economies of scale may be achieved at higher asset levels for the Fund for the benefit of fund shareholders; that the total expense ratio had not changed materially; and that EIC had represented that the overall expenses for the Fund are not expected to be adversely affected by the Change of Control. The Trustees also noted that EIC had no present intention to alter any expense limitation or reimbursement currently in effect for the Fund. On that basis, the Trustees concluded that the total expense ratio and proposed advisory fee for the Fund is acceptable. In arriving at their decision, the Trustees did not identify any single matter as controlling, but made their determination in light of all the circumstances.

THE BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF THE FUND VOTE "FOR" THE PROPOSAL TO APPROVE THE NEW AGREEMENT.

* * *

ADDITIONAL INFORMATION

Additional Service Providers

The service providers currently engaged by the Trust to perform non-advisory services will continue to serve the Trust in the capacities indicated below:

Administrator, Accounting and Transfer Agent	BNY Mellon Investment Servicing (US) Inc.
Distributor	Foreside Funds Distributors LLC
Custodian	The Bank of New York Mellon
Legal Counsel	Pepper Hamilton LLP

BNY Mellon Investment Servicing (US) Inc. is located at 301 Bellevue Parkway, Wilmington, DE 19809 and Foreside Funds Distributors LLC is located at 400 Berwyn Park, 899 Cassatt Road, Berwyn, PA 19312.

Voting and Solicitation Information

Shareholders of record at the close of business on the Record Date are entitled to one vote for each Share held. The cost of preparing, printing and mailing the enclosed proxy card and this Proxy Statement, and all other costs incurred in connection with the solicitation of proxies, including any additional solicitation made by letter, telephone or telegraph, will be paid by EIC. In addition to solicitation by mail, representatives of EIC, certain officers and representatives of the Trust, directors, officers and employees of BNY Mellon Investment Servicing, and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by telephone, telegram, electronically or personally. If you choose to access the proxy materials and/or vote on the Internet, you are responsible for Internet access charges you may incur. If you choose to vote by telephone, you are responsible for telephone charges you may incur. The Trust has engaged D.F. King & Co., Inc., a proxy services provider to assist it in its proxy solicitation efforts including solicitation of proxies by telephone, telegram, electronically or personally. The anticipated cost of soliciting proxies is approximately $45,000.

If a shareholder wishes to participate in the Meeting, the shareholder may submit the proxy card originally sent with this Proxy Statement, vote by using the Internet, vote by telephone, or attend in person. Photographic identification will be required for admission to the Meeting. Should shareholders wish to obtain directions to be able to attend the Meeting and vote in person they may contact the Fund at 1-855-430-6487. Should shareholders require additional information regarding the proxy or replacement proxy card, they may contact D.F. King & Co., Inc., the Fund's proxy solicitor, at 1-800-848-3374.

Revocation of Proxy

Any proxy given by a shareholder is revocable until voted at the Meeting. Shareholders giving a proxy have the power to revoke it by mail (addressed to FundVantage Trust, Attn: Vincenzo A. Scarduzio, Secretary, c/o BNY Mellon Investment Servicing (US) Inc., 301 Bellevue Parkway, Wilmington, DE 19809) or in person at the Meeting, by executing a superseding proxy or by submitting a notice of revocation to the Trust. All properly executed proxies received in time for the Meeting will be voted as specified in the proxy or, if no specification is made, in favor of the Proposal referred to in the Proxy Statement.

Quorum Requirement

The presence at the Meeting, in person or by proxy, of at least 40% of the Shares entitled to vote, as of the Record Date, shall be necessary and sufficient to constitute a quorum for the transaction of business. Due to the voting requirements discussed further in the following section, the Fund may have a sufficient number of votes to constitute a quorum but not have a sufficient number of votes to act on the Proposal. In the event that the necessary quorum to transact business or the vote required to approve the Proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting in accordance with applicable law to permit further solicitation of proxies necessary for the passage of such Proposal or to obtain a quorum. Any such adjournment as to a matter will require the affirmative vote of the holders of a majority of the Shares present in person or by proxy at the Meeting. The persons named as proxies will vote in favor of any such adjournment those proxies which they are entitled to vote in favor of the Proposal and will vote against any such adjournment those proxies to be voted against the Proposal.

Proxies that reflect abstentions and "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum and will have the effect of being counted as votes against the Proposal.

Voting Requirement

The Proposal requires the affirmative vote of a majority of the Fund's outstanding voting securities (as defined in the 1940 Act), which, for these purposes, is the vote of (1) 67% or more of the voting securities entitled to vote on the Proposal that are present at the Meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (2) more than 50% of the outstanding voting securities entitled to vote on the Proposal, whichever is less.

Shareholder Information

Shareholders of record at the close of business on the Record Date, as to any matter on which they are entitled to vote, will be entitled to vote on all business of the Meeting. A principal shareholder is any person who owns (either of record or beneficially) 5% or more of the outstanding shares of a Fund. Persons or organizations beneficially owning 25% or more of the outstanding shares of the Fund may be deemed to "control" the Fund. As a result, such persons or organizations could have the ability to take action with respect to the Fund without the consent or approval of other shareholders. As of the Record Date, the Fund had 21,972,053.986 shares issued and outstanding. As of the Record Date, the following persons owned of record or beneficially 5% or more of the outstanding shares of the Fund:

Name and Address	Ownership Percentage
RBC Capital Markets LLC	5%
Charles Schwab & Co. Inc.	13%
UBS WM USA	22%

As of the Record Date, the Trustees and officers as a group own less than 1% of the outstanding shares of the Fund.

Shareholder Proposals for Subsequent Meetings

The Trust does not hold regular annual Shareholders' meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a shareholder meeting subsequent to the Meeting, if any, should send their written proposals to FundVantage Trust, Attn: Vincenzo A. Scarduzio, Secretary, c/o BNY Mellon Investment Servicing (US) Inc., 301 Bellevue Parkway, Wilmington, DE 19809, within a reasonable time before the solicitation of proxies for such meeting. The timely submission of a proposal does not guarantee its inclusion.

Other Matters to Come Before the Meeting

No Trustee is aware of any matters that will be presented for action at the Meeting other than the matters described in this material. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any such other matters in accordance with their best judgment in the interest of the Trust, its series and the shareholders.

By Order of the Board of Trustees,

Joel L. Weiss
President
FundVantage Trust

Dated: November 10, 2016

IF YOU CANNOT ATTEND THE SPECIAL MEETING, IT IS REQUESTED THAT YOU VOTE AS PROMPTLY AS POSSIBLE BY USING THE INTERNET, BY TELEPHONE, OR BY COMPLETING THE ENCLOSED PROXY AND RETURNING IT IN THE ENVELOPE PROVIDED SO THAT THE MEETING MAY BE HELD AND ACTION TAKEN ON THE MATTERS DESCRIBED HEREIN WITH THE GREATEST POSSIBLE NUMBER OF SHARES PARTICIPATING.

EXHIBIT A

FORM OF

INVESTMENT ADVISORY AGREEMENT

AGREEMENT made as of ______________, between FUNDVANTAGE TRUST, a Delaware Statutory Trust (herein called the "Trust") on behalf of each series of the Trust set forth on Schedule A to this Agreement (each a "Fund" and, collectively, the "Funds"), and EQUITY INVESTMENT CORPORATION (herein called the "Investment Adviser").

WHEREAS, the Trust is registered as an open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), and currently offers or proposes to offer shares representing interests in separate investment portfolios, including the Funds;

WHEREAS, the Trust desires to retain the Investment Adviser to render certain investment advisory services to the Funds, and the Investment Adviser is willing to so render such services; and

WHEREAS, the Board of Trustees of the Trust have approved this Agreement, and the Adviser is willing to furnish such services upon the terms and conditions herein set forth;

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, and intending to be legally bound hereby, it is agreed between the parties hereto as follows:

SECTION 1. APPOINTMENT. The Trust hereby appoints the Investment Adviser to act as investment adviser for the Funds for the period and on the terms set forth in this Agreement. The Investment Adviser accepts such appointment and agrees to render the services herein set forth for the compensation herein provided.

SECTION 2. DELIVERY OF DOCUMENTS. The Trust has furnished or will furnish the Investment Adviser with copies of each of the following:

a.  Resolutions of the Board of Trustees of the Trust authorizing the appointment of the Investment Adviser and the execution and delivery of this Agreement; and

b.  Each prospectus and statement of additional information relating to any class of Shares representing interests in the Funds in effect under the Securities Act of 1933 (such prospectus and statement of additional information, as presently in effect and as they shall from time to time be amended and supplemented, are herein collectively called the "Prospectus" and "SAI," respectively).

The Trust will furnish the Investment Adviser from time to time with copies of all amendments of or supplements to the foregoing, if any. In addition all copies of the resolutions of the Board of Trustees or amendments or supplements thereof will, upon the Investment Adviser's request, be properly certified or authenticated.

In addition to the foregoing, the Trust will also provide the Investment Adviser with copies of the Trust's Agreement and Declaration of Trust and By-Laws, and any registration statement or service contracts related to the Funds, and will promptly furnish the Investment Adviser with any amendments of or supplements to such documents.

SECTION 3. MANAGEMENT. Subject to the supervision of the Board of Trustees of the Trust, the Investment Adviser will provide for the management of the Funds including (i) the provision of a continuous investment program for the Funds, including investment research and management with respect to all securities, investments, cash and cash equivalents in the Funds, (ii) the determination from time to time of what securities and other investments will be purchased, retained, or sold for the Funds, and (iii) the placement from time to time of orders for all purchases and sales made for the Funds. The Investment Adviser will provide the services rendered by it hereunder in accordance with the Funds' investment objectives, restrictions and policies as stated in the applicable Prospectus and Statement of Additional Information, provided that the Investment Adviser has notice or knowledge of any changes by the Board of Trustees to such investment objectives, restrictions or policies. The Investment Adviser further agrees that it will render to the Board of Trustees such periodic and special reports regarding the performance of its duties under this Agreement as the Board may reasonably request. The Investment Adviser agrees to provide to the Trust (or its agents and service providers) prompt and accurate data with respect to the Funds' transactions and, where not otherwise available, the daily valuation of securities in the Funds.

SECTION 4. BROKERAGE. Subject to the Investment Adviser's obligation to obtain best price and execution, the Investment Adviser shall have full discretion to select brokers or dealers to effect the purchase and sale of securities. When the Investment Adviser places orders for the purchase or sale of securities for the Funds, in selecting brokers or dealers to execute such orders, the Investment Adviser is expressly authorized to consider the fact that a broker or dealer has furnished statistical, research or other information or services for the benefit of the Funds directly or indirectly. Without limiting the generality of the foregoing, the Investment Adviser is authorized to cause the Funds to pay brokerage commissions which may be in excess of the lowest rates available to brokers who execute transactions for the Funds or who otherwise provide brokerage and research services utilized by the Investment Adviser, provided that the Investment Adviser determines in good faith that the amount of each such commission paid to a broker is reasonable in relation to the value of the brokerage and research services provided by such broker viewed in terms of either the particular transaction to which the commission relates or the Investment Adviser's overall responsibilities with respect to accounts as to which the Investment Adviser exercises investment discretion. The Investment Adviser may aggregate securities orders so long as the

Investment Adviser adheres to a policy of allocating investment opportunities to the Funds over a period of time on a fair and equitable basis relative to other clients. In no instance will the Funds' securities be purchased from or sold to the Trust's principal underwriter, the Investment Adviser, or any affiliated person thereof, except to the extent permitted by SEC exemptive order or by applicable law.

The Investment Adviser shall report to the Board of Trustees of the Trust at least quarterly with respect to brokerage transactions that were entered into by the Investment Adviser, pursuant to the foregoing paragraph, and shall certify to the Board that the commissions paid were reasonable in terms either of that transaction or the overall responsibilities of the Investment Adviser to the Funds and the Investment Adviser's other clients, that the total commissions paid by the Funds were reasonable in relation to the benefits to the Funds over the long term. Further, the Investment Adviser will disclose to the Board of Trustees: (i) all material new or amended arrangements it may have with regard to the Funds' securities transactions, (ii) the utilization of "soft dollar commissions" by the Funds and the Investment Adviser with respect to the Funds, and (iii) such other matters as the Board of Trustees may reasonably request.

SECTION 5. CONFORMITY WITH LAW; CONFIDENTIALITY. The Investment Adviser further agrees that it will comply with all applicable rules and regulations of all federal regulatory agencies having jurisdiction over the Investment Adviser in the performance of its duties hereunder. The Investment Adviser will treat confidentially and as proprietary information of the Trust all records and other information relating to the Trust and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Trust, which approval shall not be unreasonably withheld and may not be withheld where the Investment Adviser may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Trust.

Where the Investment Adviser maybe exposed to civil or criminal contempt proceedings for failure to comply with a request for records or other information relating to the Trust, the Investment Adviser may comply with such request prior to obtaining the Trust's written approval, provided that the Investment Adviser has taken reasonable steps to promptly notify the Trust, in writing, upon receipt of the request.

SECTION 6. SERVICES NOT EXCLUSIVE. The Investment Adviser and its officers may act and continue to act as investment managers for others, and nothing in this Agreement shall in any way be deemed to restrict the right of the Investment Adviser to perform investment management or other services for any other person or entity, and the performance of such services for others shall not be deemed to violate or give rise to any duty or obligation to the Funds or the Trust.

Nothing in this Agreement shall limit or restrict the Investment Adviser or any of its partners, officers, affiliates or employees from buying, selling or trading in any securities for its or their own account. The Trust acknowledges that the Investment Adviser and its partners, officers, affiliates, employees and other clients may, at any time, have, acquire, increase, decrease, or dispose of positions in investments which are at the same time being acquired or disposed of for the Funds. The Investment Adviser shall have no obligation to acquire for the Funds a position in any investment which the Investment Adviser, its partners, officers, affiliates or employees may acquire for its or their own accounts or for the account of another client, so long as it continues to be the policy and practice of the Investment Adviser not to favor or disfavor consistently or consciously any client or class of clients in the allocation of investment opportunities so that, to the extent practical, such opportunities will be allocated among clients over a period of time on a fair and equitable basis.

The Investment Adviser agrees that this Section does not constitute a waiver by the Trust of the obligations imposed upon the Investment Adviser to comply with Sections 17(d) and 17(j) of the 1940 Act, and the rules thereunder, nor constitute a waiver by the Trust of the obligations imposed upon the Investment Adviser under Section 206 of the Investment Advisers Act of 1940 and the rules thereunder. Further, the Investment Adviser agrees that this does not constitute a waiver by the Trust of the fiduciary obligation of the Investment Adviser arising under federal or state law, including Section 36 of the 1940 Act. The Investment Adviser agrees that this Section 6 shall be interpreted consistent with the provisions of Section 17(i) of the 1940 Act.

SECTION 7. BOOKS AND RECORDS. In compliance with the requirements of Rule 3la-3 under the 1940 Act, the Investment Adviser hereby agrees that all records which it maintains for the Fund are the property of the Trust and further agrees to surrender promptly to the Trust any of such records upon the Trust's request. The Investment Adviser further agrees to preserve for the periods prescribed by Rule 3la-2 under the 1940 Act the records required to be maintained by Rule 3la-1 under the 1940 Act.

SECTION 8. EXPENSES. During the term of this Agreement, the Investment Adviser will pay all expenses incurred by it in connection with its activities under this Agreement. The Funds shall bear all of their own expenses not specifically assumed by the Investment Adviser. Expenses borne by the Funds shall include, but are not limited to, the following (or each Fund's share of the following): (a) the cost (including brokerage commissions) of securities purchased or sold by the Funds and any losses incurred in connection therewith; (b) fees payable to and expenses incurred on behalf of the Funds by the Investment Adviser; (c) filing fees and expenses relating to the registration and qualification of the Trust and the Funds' shares under federal and/or state securities laws and maintaining such registrations and qualifications; (d) fees and salaries payable to the Trust's directors and officers; (e) taxes (including any income or franchise taxes) and governmental fees; (f) costs of any liability and other insurance or fidelity bonds; (g) any costs, expenses or losses arising out of a liability of or claim for damages or other relief asserted against the Trust or the Funds for violation of any law; (h) legal, accounting and auditing expenses, including legal fees of special counsel for the independent directors; (i) charges of custodians and other agents; (j) expenses of setting in type and printing prospectuses, statements of additional information and supplements thereto for existing shareholders, reports, statements, and confirmations to shareholders and proxy material that are not attributable to a class; (k) costs of mailing prospectuses, statements of additional information and supplements thereto to existing shareholders, as well as reports to shareholders and proxy material that are not attributable to a class; (1) any extraordinary expenses; (m) fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations; (n) costs of mailing and tabulating proxies and costs of shareholders' and directors' meetings; (o) costs of independent pricing services to value a portfolio's securities; and (p) the costs of investment company literature and other publications provided by the Trust to its directors and officers. Distribution expenses, transfer agency expenses, expenses of preparation, printing and mailing, prospectuses, statements of additional information, proxy statements and reports to shareholders, and organizational expenses and registration fees, identified as belonging to a particular class of the Trust are allocated to such class.

SECTION 9. VOTING. The Investment Adviser shall have the authority to vote as agent for the Trust, either in person or by proxy, tender and take all actions incident to the ownership of all securities in which the Funds' assets may be invested from time to time, subject to such policies and procedures as the Board of Trustees of the Trust may adopt from time to time.

SECTION 10. RESERVATION OF NAME. The Investment Adviser shall at all times have all rights in and to each Fund's name and all investment models used by or on behalf of the Fund. The Investment Adviser may use each Fund's name or any portion thereof in connection with any other mutual Trust or business activity without the consent of any shareholder and the Trust shall execute and deliver any and all documents required to indicate the consent of the Trust to such use. The Trust hereby agrees that in the event that neither the Investment Adviser nor any of its affiliates acts as investment adviser to the Funds, the name of each Fund will be changed to one that does not contain the names "Equity Investment Corporation" or otherwise suggest an affiliation with the Investment Adviser.

SECTION 11. COMPENSATION.

a.  For the services provided and the expenses assumed pursuant to this Agreement with respect to the Funds, the Trust will pay the Investment Adviser from the assets of a Fund and the Investment Adviser will accept as full compensation therefore from such Fund a fee, computed daily and payable monthly, at the annual rate as a percentage of average daily net assets set forth on Schedule B to this Agreement. For any period less than a full month during which this Agreement is in effect, the fee shall be prorated according to the proportion which such period bears to a full month.

b.  The fee attributable to each Fund shall be satisfied only against assets of such Fund and not against the assets of any other investment portfolio of the Trust. The Investment Adviser may from time to time agree not to impose all or a portion of its fee otherwise payable hereunder (in advance of the time such fee or portion thereof would otherwise accrue) and/or undertake to pay or reimburse the Funds for all or a portion of its expenses not otherwise required to be borne or reimbursed by the Investment Adviser.

SECTION 12. LIMITATION OF LIABILITY. The Investment Adviser shall not be liable for any loss suffered by the Trust in connection with the matters to which this Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Investment Adviser in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement ("disabling conduct"). The Funds will indemnify the Investment Adviser against and hold it harmless from any and all losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses) resulting from any claim, demand, action or suit not resulting from disabling conduct by the Investment Adviser. Indemnification shall be made only following: (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the Investment Adviser was not liable by reason of disabling conduct or (ii) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the Investment Adviser was not liable by reason of disabling conduct by (a) the vote of a majority of a quorum of directors of the Trust who are neither "interested persons" of the Trust nor parties to the proceeding ("disinterested non-party directors") or (b) an independent legal counsel in a written opinion. The Investment Adviser shall be entitled to advances from the Funds for payment of the reasonable expenses incurred by it in connection with the matter as to which it is seeking indemnification in the manner and to the fullest extent permissible under the Delaware Statutory Trust Act. The Investment Adviser shall provide to the Funds a written affirmation of its good faith belief that the standard of conduct necessary for indemnification by the Funds has been met and a written undertaking to repay any such advance if it should ultimately be determined that the standard of conduct has not been met. In addition, at least one of the following additional conditions shall be met: (a) the Investment Adviser shall provide a security in form and amount acceptable to the Funds for its undertaking; (b) the Funds are insured against losses arising by reason of the advance; or (c) a majority of a quorum of disinterested non-party directors, or independent legal counsel, in a written opinion, shall have determined, based upon a review of facts readily available to the Funds at the time the advance is proposed to be made, that there is reason to believe that the

Investment Adviser will ultimately be found to be entitled to indemnification. Any amounts payable by the Funds under this Section shall be satisfied only against the assets of the Funds and not against the assets of any other investment portfolio of the Trust. The limitations on liability and indemnification provisions of this Section shall not be applicable to any losses, claims, damages, liabilities or expenses arising from the Investment Adviser's rights to each Fund's name. The Investment Adviser shall indemnify and hold harmless the Trust and the Funds for any claims arising from the use of the terms "Equity Investment Corporation" in the name of the Funds.

SECTION 13. DURATION AND TERMINATION. This Agreement shall become effective and continue for an initial two year period as of the date first above written unless sooner terminated as provided herein with respect to the Funds. Thereafter, if not terminated, this Agreement shall continue for successive annual periods, PROVIDED such continuance is specifically approved at least annually (a) by the vote of a majority of those members of the Board of Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of each Fund; PROVIDED, HOWEVER, that this Agreement may be terminated with respect to any Fund by the Trust at any time, without the payment of any penalty, by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of a Fund, on 60 days' prior written notice to the Investment Adviser, or by the Investment Adviser at any time, without payment of any penalty, on 90 days' prior written notice to the Trust. This Agreement will immediately terminate in the event of its assignment.

SECTION 14. AMENDMENT OF THIS AGREEMENT. No provision of this Agreement may be changed, discharged or terminated orally, except by an instrument in writing signed by the party against which enforcement of the change, discharge or termination is sought, and no amendment of this Agreement affecting a Fund shall be effective, to the extent required by the 1940 Act, until the applicable shareholders of the Fund in the manner required by the 1940 Act and the rules thereunder, subject to any applicable orders of exemption issued by the Securities and Exchange Commission.

SECTION 15. MISCELLANEOUS. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and shall be governed by Delaware law.

SECTION 16. DEFINITIONS. As used in this Agreement, the terms "affiliated person," "assignment," "interested person," "majority of the outstanding voting securities" and "principal underwriter" shall have the same meaning as such terms have in the 1940 Act and the rules and regulations thereunder, subject to any applicable orders of exemption issued by the Securities and Exchange Commission.

SECTION 17. NOTICE. All notices hereunder shall be given in writing and delivered by hand, national overnight courier, facsimile (provided written confirmation of receipt is obtained and said notice is sent via first class mail on the next business day) or mailed by certified mail, return receipt requested, as follows:

If to the Investment Adviser:

Equity Investment Corporation
Attn: Terry Irrgang
3007 Piedmont Rd NE, Suite 200
Atlanta, Georgia 30305

If to the Trust:

FundVantage Trust
Attn: Joel Weiss, President
3000 Atrium Way, Suite 293
Mt. Laurel, NJ 08054

With copy to:

Joseph V. Del Raso, Esq.
Pepper Hamilton LLP
3000 Two Logan Square
18th & Arch Streets
Philadelphia, PA 19103

The effective date of any notice shall be (i) the date such notice is sent if such delivery is effected by hand or facsimile, (ii) one business day after the date such notice is sent if such delivery is effected by national overnight courier; or (iii) the third (3rd) business day after the date of mailing thereof.

SECTION 18. GOVERNING LAW. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Delaware without giving effect to the conflicts of laws principles thereof.

SECTION 19. COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

FUNDVANTAGE TRUST

By:

Name: Joel L. Weiss
Title: President and Chief Executive Officer

EQUITY INVESTMENT CORPORATION

By:

Name:
Title:

SCHEDULE A

DATED _______________

TO THE

INVESTMENT ADVISORY AGREEMENT DATED _______________

BETWEEN

FUNDVANTAGE TRUST AND EQUITY INVESTMENT CORPORATION

Series of FundVantage Trust

EIC Value Fund

SCHEDULE B

DATED _______________

TO THE

INVESTMENT ADVISORY AGREEMENT DATED _______________

BETWEEN

FUNDVANTAGE TRUST AND EQUITY INVESTMENT CORPORATION

Investment Advisory Fee Schedule

Fund	Annual Fee as a Percentage of Fund's Average Daily Net Assets
EIC Value Fund	0.75% (75 basis points) on the first $500 million; 0.65% (65 basis points) on the next $500 million; and 0.50% (50 basis points) on amounts greater than $1 billion.

PROXY CARD
YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY!

EIC VALUE FUND

A SERIES OF FUNDVANTAGE TRUST

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JANUARY 11, 2017

PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Vincenzo Scarduzio and Kyle Whiteman, each of them proxies, with full powers of substitution and revocation, to attend the Special Meeting of Shareholders of the EIC Value Fund, a series of FundVantage Trust, on January 11, 2017 and any adjournments thereof and to vote all shares which the undersigned would be entitled to vote if personally present, upon the following matters, as set forth in the Notice of Special Meeting of Shareholders, and upon such other business as may properly come before the meeting or any adjournment thereof.  If more than one of said proxies or their respective substitutes shall be present and vote at said meeting or any adjournment thereof, a majority of them so present and voting (or if only one be present and voting, then that one) shall have and exercise all the powers hereby granted.  The undersigned revokes any proxy or proxies heretofore given to vote such shares at said meeting or any adjournment thereof.

Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free 1-888-605-1958.  Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on January 11, 2017.  The proxy statement for this meeting is available at:

proxyonline.com/docs/eicvalue.pdf

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

EIC VALUE FUND	PROXY CARD

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt with this Proxy Statement of the Board of Trustees.  Your signature(s) on this should be exactly as your name(s) appear on this Proxy (reverse side).  If the shares are held jointly, each holder should sign this Proxy.  Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

SIGNATURE (AND TITLE IF APPLICABLE)	DATE

SIGNATURE (IF HELD JOINTLY)	DATE

This proxy is solicited on behalf of the Fund’s Board of Trustees, and the Proposals have been unanimously approved by the Board of Trustees and recommended for approval by shareholders.  When properly executed, this proxy will be voted as indicated or “FOR” the proposals if no choice is indicated.  The proxy will be voted in accordance with the proxy holders’ best judgment as to any other matters that may arise at the Special Meeting.

THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSALS.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS.  Example: •

		FOR	AGAINST	ABSTAIN

1.

To approve a new investment advisory agreement between the Trust, on behalf of the Fund, and Equity Investment Corporation (formerly, Equity Investment Corporation Acquisition, Inc.) (“EIC”), the investment adviser to the Fund (“New Agreement”).

		O	O	O
2.	To approve the retention of fees paid by the Fund to EIC for its investment advisory services to the Fund from September 30, 2016 until the New Agreement is approved by shareholders.	O	O	O

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]